MARINER MUTUAL FUNDS TRUST
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     U.S. GOVERNMENT SECURITIES FUND
     HSBC Asset Management  (LOGO)
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ANNUAL REPORT
December 31, 1995



Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.



Sponsored and distributed by:
MARINER FUNDS SERVICES

     MARINER MUTUAL FUNDS TRUST
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     U.S. GOVERNMENT SECURITIES FUND
     HSBC Asset Management  (LOGO)
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February 8, 1996


Dear Shareholder:

This was a record year in the fixed income markets.The total return of the market, as measured by the Lehman Aggregate Index was 18.47%, the highest in over a decade and third highest in history. The forces driving the market were low inflation, slowing economic activity and the prospect of a balanced budget. This combination has been potent and we have finished the year with a strong rally.

MANAGER'S DISCUSSION OF PERFORMANCE
-----------------------------------

The Fund returned 17.19% versus 17.81% for the benchmark, the Lehman Mutual Fund Government/ Mortgage Index.Our underperformance relative to the benchmark is mainly due to incorrect duration positioning. Our sector positioning has generally been a positive contribution but not enough to overcome the drag of the duration.



Sincerely,

/s/  JAMES LARK

James Lark

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN U.S. GOVERNMENT SECURITIES FUND VS. LEHMAN MUTUAL FUND
                            GOVERNMENT/MORTGAGE INDEX


                     Total Return
--------------------------------------------------
                           1 Year        Inception
--------------------------------------------------
Offering Price(1)          11.65%          4.04%
NAV(2)                     17.19%          6.14%
--------------------------------------------------


CHART

{GRAPHIC OMITTED]

Plot Points:

                             FUND (1)          LEHMAN MF        FUND (2)
JULY 1993                     $10,000            $10,000         $10,000
SEPTEMBER 1993                  9,793             10,189          10,282
DECEMBER 1993                   9,770             10,199          10,259
MARCH 1994                      9,566              9,917          10,044
JUNE 1994                       9,468              9,823           9,942
SEPTEMBER 1994                  9,469              9,880           9,943
DECEMBER 1994                   9,395              9,918           9,864
MARCH 1995                      9,892             10,403          10,387
JUNE 1995                      10,463             10,904          10,986
SEPTEMBER 1995                 10,595             11,109          11,125
DECEMBER 1995                  11,010             11,568          11,561



Past performance is not predictive of future performance

(1) Includes the maximum sales charge
(2) Excludes the maximum sales charge

The above illustration compares a $10,000 investment in the U.S. Government Securities Fund on July 27, 1993, to a $10,000 investment in the Lehman Mutual Fund Gov't/Mortgage Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The Lehman Mutual Fund Gov't Mortgage Index is a widely accepted unmanaged index of overall government/mortgage bond market performance and does not take into account charges, fees and other expenses.

BOARD OF TRUSTEES

JOHN P. PFANN*         CHAIRMAN OF THE BOARD; Chairman and President,
                       JPP Equities, Inc.

WOLFE J. FRANKL*       Former Director, North America, Berlin Economic
                       Development Corporation

WILLIAM L. KUFTA       Chief Investment Officer, Beacon Trust Company

ROBERT A. ROBINSON*    Trustee, Henrietta and B. Frederick H. Bugher Foundation

*Member of the Audit and Nominating Committees





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OFFICERS

WILLIAM B. BLUNDIN     CHIEF EXECUTIVE OFFICER

ANN E. BERGIN          PRESIDENT

WILLIAM J. TOMKO       VICE PRESIDENT

MARK E. NAGLE          TREASURER

MARTIN R. DEAN         ASSISTANT TREASURER

ROBERT L. TUCH         ASSISTANT SECRETARY

ALAINA V. METZ         ASSISTANT SECRETARY

STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1995

                                         U.S. GOVERNMENT SECURITIES FUND

                                                             INTEREST     MATURITY     PRINCIPAL
                                                               RATE         DATE        AMOUNT           VALUE
                                                             --------     --------    -----------     -----------
U.S. TREASURY OBLIGATIONS-63.8%
U.S. Treasury Notes                                           6.500%      08/15/97    $ 1,000,000     $ 1,020,000
                                                              5.625       08/31/97      1,750,000       1,760,938
                                                              7.500       05/15/02      1,300,000       1,442,188
                                                              7.500       02/15/05      2,900,000       3,291,500
                                                              6.500       08/15/05      1,000,000       1,065,312
                                                                                                      -----------
                                                                                                        8,579,938
                                                                                                      -----------
U.S. Treasury Bond                                            7.125       02/15/23        250,000         285,547
                                                                                                      -----------
Total U.S. Treasury Obligations (Cost-$8,491,829)                                                       8,865,485
                                                                                                      -----------
AGENCY OBLIGATIONS-28.7%
Federal Home Loan Mortgage Corp.
     (Cost-$3,906,830)                                        7.500       09/01/25      3,882,366       3,980,668
                                                                                                      -----------
SHORT-TERM INVESTMENTS-5.5%
Provident Institutional Temporary
     Investment Fund                                          5.590         On Demand     648,000         648,000
Provident Institutional Fund - Trust
     for Federal Securities                                   5.460         On Demand     122,000         122,000
                                                                                                      -----------
Total Short-Term Investments (Cost-$770,000)                                                              770,000
                                                                                                      -----------
TOTAL INVESTMENTS-98.0%
     (Cost-$13,168,659)*                                                                               13,616,153
                                                                                                      -----------
OTHER ASSETS (LIABILITIES)-2.0%
Cash                                                                                                          526
Interest and dividends receivable                                                                         211,399
Organizational costs, net                                                                                  35,416
Receivable from investment adviser                                                                         70,378
Prepaid expenses                                                                                            1,473
Dividends payable                                                                                          (4,278)
Accrued expenses                                                                                          (27,490)
Due to affiliates                                                                                         (12,396)
                                                                                                      -----------
     Other assets in excess of liabilities-net                                                            275,028
                                                                                                      -----------
NET ASSETS-100%                                                                                       $13,891,181
                                                                                                      ===========
NET ASSET VALUE PER SHARE-applicable to 1,383,377 shares
     ($0.001 par value) outstanding                                                                        $10.04
                                                                                                           ======

  * Also cost for Federal income tax purposes. As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $447,494, of which $453,181 related to appreciated securities and $5,687 related to depreciated securities. See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                         U.S. GOVERNMENT SECURITIES FUND

INVESTMENT INCOME:
Income:
    Interest                                                       $  846,488
                                                                   ----------
Expenses:
    Advisory fees                                                      52,549
    Audit fee                                                          25,653
    Distribution expenses                                              21,805
    Legal fees                                                         18,512
    Amortization of organizational costs                               13,450
    Administrative services fee                                        13,137
    Trustees' fees and expenses                                        12,409
    Printing                                                           10,965
    Co-administrative and shareholder servicing fees                    9,212
    Transfer agent fees                                                 8,622
    Custodian fee                                                       3,725
    Miscellaneous expenses                                              4,254
                                                                   ----------
        Total expenses                                                194,293
    Less expense waivers / reimbursements                            (102,084)
                                                                   ----------
        Net expenses                                                   92,209
                                                                   ----------
    Net investment income                                             754,279
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                     (151,246)
Net change in unrealized appreciation on investments                1,477,385
                                                                   ----------
Net gain on investments                                             1,326,139
                                                                   ----------
Net increase in net assets resulting from operations               $2,080,418
                                                                   ==========



See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                         U.S. GOVERNMENT SECURITIES FUND

                                                                              FOR THE               FOR THE
                                                                            YEAR ENDED            YEAR ENDED
                                                                         DECEMBER 31, 1995     DECEMBER 31, 1994
                                                                         -----------------     -----------------
OPERATIONS:
  Net investment income                                                    $   754,279           $   739,218
  Net realized loss on investments                                            (151,246)             (191,680)
  Net change in unrealized appreciation (depreciation) on investments        1,477,385            (1,078,849)
                                                                           -----------           -----------
    Net increase (decrease) in net assets resulting from operations          2,080,418              (531,311)
                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                       (754,279)             (739,218)
                                                                           -----------           -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of 52,673 and 215,718 shares, respectively               504,216             2,069,306
  Net asset value of 72,081 and 79,239  shares issued in reinvestment
    of distributions, respectively                                             697,045               751,558
  Payments for redemptions of 80,253 and 173,394 shares, respectively         (779,496)           (1,642,290)
                                                                           -----------           -----------
    Net increase in net assets from capital share transactions                 421,765             1,178,574
                                                                           -----------           -----------
Total increase (decrease) in net assets                                      1,747,904               (91,955)
                                                                           -----------           -----------
NET ASSETS:
  Beginning of year                                                         12,143,277            12,235,232
                                                                           -----------           -----------
  End of year                                                              $13,891,181           $12,143,277
                                                                           ===========           ===========

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

         Mariner U.S. Government Securities Fund (the "Fund") is an investment portfolio of Mariner Mutual Funds Trust (the "Trust"). The Trust is a Massachusetts business trust and is an open-end, diversified investment company with multiple investment portfolios, including the Fund.

         SECURITIES VALUATION: Portfolio securities for which market quotations are readily available are valued at the quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to value from dealers and general market conditions. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

         TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains to its shareholders for each taxable year. Therefore, no provision is required for Federal income tax.

         The Fund has available a $326,769 capital loss carryforward which, if not utilized, $208,278 and $118,491 will expire in year 2002 and 2003, respectively.

         DIVIDENDS AND DISTRIBUTIONS: The Fund intends to declare as a dividend substantially all of its net investment income at the end of each business day and pay within five business days after the end of each month. Net capital gains, if any, will be distributed annually.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and Federal income tax purposes. Interest income is recorded as earned.

         EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them.

         ORGANIZATIONAL   COSTS:   Costs   incurred  in   connection   with  the
         organization of the Fund are being amortized on a straight-line basis over a five year period from the date operations commenced.

     2.  CAPITAL

         The Trust is authorized to issue an unlimited number of shares of beneficial interest each with a par value of $0.001 per share. At December 31, 1995, the composition of net assets of the Fund was as follows:

              Paid-in capital                                      $13,803,188
              Accumulated net realized loss on investments            (359,501)
              Net unrealized depreciation on investments               447,494
                                                                   -----------
                Total net assets                                   $13,891,181
                                                                   ===========

     3.  PORTFOLIO SECURITIES

         The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 1995 were approximately $11,788,000 and $6,987,000, respectively.

     4.  AGREEMENTS

         The Trust retains Marine Midland Bank N.A. ( Marine Midland ), as advised by HSBC Asset Management Americas Inc. ("HSBC Americas"), to act as Investment Adviser for the Fund. HSBC Americas is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, Marine Midland furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees.

         As compensation for its services, Marine Midland is paid monthly advisory fees at the following annual rates:

                                                                                       ADVISORY
                    PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS                     FEE RATE
              ---------------------------------------------------------------          --------
              Not exceeding $400 million                                                0.400%
              In excess of $400 million but not exceeding $800 million                  0.365%
              In excess of $800 million but not exceeding $1.2 billion                  0.330%
              In excess of $1.2 billion but not exceeding $1.6 billion                  0.295%
              In excess of $1.6 billion but not exceeding $2 billion                    0.260%
              In excess of $2 billion                                                   0.230%

         For the year ended December 31, 1995, Marine Midland waived its entire advisory fee of approximately $52,600. In addition, HSBC Americas will reimburse approximately $47,800 of other operating expenses incurred by the Fund for the year ended December 31, 1995.

         As administrator, PFPC Inc. ("PFPC") is paid a monthly asset based fee of 0.10% of the Fund's first $200 million of average net assets; 0.075% of the Fund's next $200 million of average net assets; 0.05% of the Fund's next $200 million of average net assets; and 0.03% of the Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. PFPC has agreed to waive 10% and 5% of its fee during the first and second year of its administration, respectively. For the year ended December 31, 1995, PFPC earned approximately $12,100, net of fee waivers of approximately $1,000, in administrative services fees. Effective March 1996, PFPC will be terminated as administrator and transfer agent for the Fund.

         HSBC Americas may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments, which are based on expenses that the Service Organization has incurred in the performance of its services under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.25% of the average value of the Fund's shares held in the subaccounts of the Service Organizations.

         Effective September 25, 1995, Bank of New York replaced Marine Midland as custodian for the Fund. For furnishing custodian services, Marine Midland was paid a monthly fee with respect to the Fund for safekeeping its assets plus certain transaction charges and out-of-pocket expenses. For the period January 1, 1995 through September 25, 1995, Marine Midland earned approximately $2,500 in custodian fees.

         HSBC Americas earned co-administration and shareholder servicing fees of 0.03% and 0.04% of the Fund's average net assets, respectively, totaling approximately $9,200. Of that total, HSBC Americas waived approximately $700 of these fees for the month of January 1995.

         The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for a monthly payment by the Fund to Mariner Funds Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the average daily value of the Fund's net assets during the preceding month.

         One state in which the shares of the Fund are qualified for sale imposes limitations on the expenses of the Fund. The Advisory Contract and the Administrative Services Contract with HSBC Americas provide that if, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, distribution expenses, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitation applicable to the Fund imposed by the securities regulations of such state, HSBC Americas will pay or reimburse the Fund in amounts equal to the excess. Although there is no certainty that this limitation will be in effect in the future, the effective limitation on an annual basis with respect to the Fund is currently 2.5% per annum of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For the year ended December 31, 1995, there were no payments or reimbursements required as a result of this expense limitation.

         A partner of Baker & McKenzie, legal counsel to the Trust, serves as Secretary of the Trust. For the year ended December 31, 1995, the Fund incurred legal fees of approximately $16,200 to Fund counsel.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

                                                U.S. GOVERNMENT SECURITIES FUND

                                                                                                                FOR THE PERIOD
                                                                                                                 JULY 27, 1993
                                                                            FOR THE            FOR THE         (COMMENCEMENT OF
                                                                          YEAR ENDED          YEAR ENDED        OPERATIONS) TO
                                                                       DECEMBER 31, 1995   DECEMBER 31, 1994   DECEMBER 31, 1993
                                                                       -----------------   -----------------   -----------------
Net asset value, beginning of period                                       $  9.07             $ 10.05             $ 10.00
                                                                           -------             -------             -------
Income From Investment Operations
     Net investment income                                                    0.55                0.56                0.25
     Net realized and unrealized gain (loss) on investments                   0.97               (0.98)               0.05
                                                                           -------             -------             -------
     Total from investment operations                                         1.52               (0.42)               0.30
                                                                           -------             -------             -------
Less Distributions from:
     Net investment income                                                   (0.55)              (0.56)              (0.25)
                                                                           -------             -------             -------
Net asset value, end of period                                             $ 10.04              $ 9.07             $ 10.05
                                                                           =======             =======             =======
Total Return (a)                                                             17.19%              (4.22)%              2.59%(b)
Ratios/Supplemental Data
     Net assets (000), end of period                                       $13,891             $12,143             $12,235
     Ratio of expenses (without fee waivers)
       to average net assets                                                  1.48%               1.28%               1.41%(c)
     Ratio of expenses (with fee waivers)
       to average net assets                                                  0.70%               0.55%               0.53%(c)
     Ratio of net investment income
       (without fee waivers) to average net assets                            4.96%               5.21%               4.73%(c)
     Ratio of net investment income (with fee
       waivers) to average net assets                                         5.74%               5.94%               5.61%(c)
     Portfolio turnover rate                                                 57.96%              38.73%              16.04%(b)

-------------------
(a)  Excludes sales charge.
(b)  Not annualized.
(c)  Annualized.

See Notes to Financial Statements.

     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     To the Shareholders and Board of Trustees
     Mariner Mutual Funds Trust

     We have audited the accompanying statement of net assets of the Mariner U.S. Government Securities Fund (one of the portfolios comprising Mariner Mutual Funds Trust) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mariner U.S. Government Securities Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

     /s/  ERNST & YOUNG LLP

     New York, New York
     February 5, 1996

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MARINER SM MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus,Ohio 43219

GENERAL INFORMATION:
(800) 753-4462

INVESTMENT ADVISER AND CO-ADMINISTRATOR
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

SPONSOR AND DISTRIBUTOR (EFFECTIVE JANUARY 1, 1996)
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER
AND DIVIDEND DISBURSING AGENT
PFPC, Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank of New York
90 Washington Street
New York, New York 10286

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019



This report is for the information of the shareholders of Mariner Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.